SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        November 22, 2006

CHATTEM, INC.

(Exact name of registrant as specified in its charter)

Tennessee	0-5905	62-0156300
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1715 West 38th Street, Chattanooga, Tennessee 37409

(Address of principal executive offices, including zip code)

(423) 821-4571

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On November 22, 2006, Chattem, Inc. (the “Company”) entered into an Indenture between the Company and U.S. Bank, National Association, as trustee (the “Trustee”), with respect to the Company’s 2% Convertible Senior Notes due 2013 (the “Notes”), which among other things, governs rights associated with the Notes. A copy of the Indenture is attached hereto as Exhibit 10.1 and incorporated herein by reference.

In connection with the sale of the Notes, the Company also entered into a Registration Rights Agreement, dated November 22, 2006, with the purchasers of the Notes. Pursuant to the Registration Rights Agreement, the Company agreed to file a shelf registration statement covering resales by holders of the Notes and any common stock issuable upon conversion of such Notes (subject to certain conditions specified in the Registration Rights Agreement) no later than the earlier of (i) 30 days after the Company files pro forma financial statements for its acquisition of the U.S. rights to five consumer and over-the-counter brands from Johnson & Johnson and Pfizer Inc. or (ii) six months after the original issuance of the Notes. The Company agreed to use its commercially reasonable efforts to cause such registration to become effective as promptly as practicable, but in no event later than 180 days after filing such registration statement. If the Company fails to comply with its obligations under the Registration Rights Agreement, it will pay additional interest to all holders of Notes equal to (i) 0.25% per annum for the first 90 days after such registration default and (ii) thereafter, 0.50% per annum, until all such registration defaults are cured; provided, that no additional interest shall accrue after the second anniversary of the issuance of the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 8.01.    Other Events.

As previously disclosed in the current report on Form 8-K filed by the Company on November 22, 2006, on November 16, 2006, the Company entered into a Convertible Bond Hedge (“Bond Hedge”) with Merrill Lynch International (“MLI”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated. In a separate transaction, the Company entered into a Warrant Transaction (“Warrant Transaction”) with MLI and Merrill Lynch, Pierce, Fenner & Smith Incorporated on November 16, 2006.

The Bond Hedge and the Warrant Transaction are separate transactions from the issuance of the Notes, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. Holders of the Notes will not have any rights with respect to the Bond Hedge or the Warrant Transaction.

A copy of the agreement relating to the Bond Hedge is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the agreement relating to the Warrant Transaction is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits:

10.1	Indenture, dated November 22, 2006, between Chattem, Inc. and U.S. Bank, National Association.

10.2	Registration Rights Agreement, dated November 22, 2006, among Chattem, Inc. and the purchasers of the Notes.

99.1	Letter Agreement, dated November 16, 2006, among Chattem, Inc., Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith Incorporated

99.2	Letter Agreement, dated November 16, 2006, among Chattem, Inc., Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATTEM, INC.

Date: November 29, 2006	By:	/s/ Theodore K. Whitfield, Jr.
Theodore K. Whitfield, Jr.
Vice President and General Counsel

EXHIBIT INDEX
Exhibit No.	Exhibit Description

10.1	Indenture, dated November 22, 2006, between Chattem, Inc. and U.S. Bank, National Association.

10.2	Registration Rights Agreement, dated November 22, 2006, among Chattem, Inc. and the purchasers of the Notes.

99.1	Letter Agreement, dated November 16, 2006, among Chattem, Inc., Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith Incorporated

99.2	Letter Agreement, dated November 16, 2006, among Chattem, Inc., Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith Incorporated